Exhibit 99.1

October 2007 EXCO’s State of the Company and Corporate Governance Discussion Boston, Massachusetts

Agenda Welcome Doug Miller Chairman and CEO State of the Industry Boone Pickens Chairman, BP Capital LP EXCO Plans Doug Miller Financial Review Steve Smith Vice Chairman and President Operations Review Hal Hickey Vice President and COO Corporate Governance Doug Ramsey Vice President and CFO Officer and Director Compensation Doug Ramsey Questions and Answers Doug Miller

Forward Looking Statements We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Report on Form 10-K for the year ended December 31, 2006. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable,” “possible,” “potential,” “unproved,” or “developing potential, to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2006 available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.

41% Equity IRR since 1998 Target 50% of EBITDA for capital spending Free cash flow to fund additional acquisitions and pay down debt $5.8 billion of Enterprise Value $1.8 billion market cap(1) $2.0 billion convertible preferred at $19 per share $2.0 billion of debt 4.2 Tcfe of Total Reserves(2) 1.9 Tcfe of proved reserves 2.3 Tcfe of probable and possible reserves 379 Mmcfe/d current production Additional 2.7 Tcfe of Developing Potential 1.5 Million Net Acres 8,605 identified drilling locations (2,626 proved) 1,005 identified exploitation projects Corporate Overview (1) Based on 104.4 million shares and $17.04 10/5/07 closing price (2) Reserves as of June 30, 2007 based on NYMEX $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects

 Historical Rate of Return Summary From first EXCO public equity raise - 8/12/98: To stock price at year end 2001 36% To go - private transaction - 7/29/ 03 25% From go private transaction - 7/29/ 03: To equity restructuring - 10/03/05 77% To XCO initial public offering - 2/ 0 9 /06 102% From equity restructuring - 10/03/05: To current stock price – 10/05/07 5 1 % From initial public offering - 2 /0 9 /0 6 : To current stock price - 10/05/07 1 8 % From first EXCO public equity raise - 8/12/98: To current stock price – 10 /05/07 41%

Master Limited Partnership (EXCO Partners, LP) (in millions) S-1 filed September 13, 2007 Expected total size of offering (before “shoe”) Offering (75 million common units) $1,500 % of Equity 50% Use of proceeds pro forma at June 30, 2007 Repay assumed indebtedness from EXCO $ 444 Cash to EXCO 556 Establish cash reserves in MLP 430 Total proceeds, net of expenses $1,430

Master Limited Partnership (EXCO Partners, LP) continued Properties to be contributed by EXCO All in Appalachia Well-bores only in East Texas, North Louisiana, Mid-Continent and Permian Lead Bookrunner – Goldman, Sachs & Co. A registration statement relating to common units of EXCO Partners has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offering on common units will be made only by means of a prospectus. A copy of the final prospectus, when available, may be obtained by submitting requests to Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004.

Financial Review Steve Smith

Financial Highlights (In millions, except volume, wells drilled and productive wells ) Non-GAAP measure - please see tables on slides 31-32 for reconciliation to most comparable GAAP measure Does not include non-cash mark-to-market effects Net income before preferred dividends Cash flow before changes in working capital Years Ended December 31 , Results of Operations 2004 2005 2006 Six Months Ended June 30, 2007 Guidance Q 3 2007 Oil and natural gas revenues (before effects of derivative financial instruments) $ 142.0 $ 202.9 $ 355.8 $ 370.9 $ 214.0 Adjusted EBITDA (1) (2) $ 73.5 $ 128.9 $ 286.7 $ 323.5 $ 206.8 Net income (3) $ 6.0 $ 1.2 $ 139.0 $ (4.8) $ 3 6.0 Cash flow (1) (4) $ 100 .8 $ (53.3) $ 206.4 $ 226.8 $ 173.3 Total product ion (Bcfe) 23.0 23.5 49.6 52.2 34.6 Daily p roduction (Mmcfe) 63 64 136 288 376 Productive wells drilled (gross) 97 108 367 206 Drilling success rate 97% 97% 98% 99% Total acreage (gross) 0.7 1.0 1.5 1.5 Total productive wells (gross) 4,663 6,468 8,964 10,295 Financial Position Total assets $ 922 1,531 $ 3,707 $ 5,798 Long - term debt, less current maturities $ 488 462 $ 2,08 2 $ 1,99 1 7% Convertible Preferr ed S tock $ - - $ - $ 1,992 Common Shareholders equity $ 204 371 $ 1,17 8 $ 1,130

Pre and Post MLP (1) Pro forma for the contribution of EXCO assets to EXCO Partners, which is non-recourse to EXCO and shown unconsolidated (2) As of June 2007 Mid-year total proved reserves based on $8 natural gas and $60 oil NYMEX pricing; at SEC June 30, 2007 pricing, total proved reserves are 1,800 Bcfe (4) As of June 30, 2007 pro forma for disposition of Cement field ( $ and units in millions) EXCO Prior to EXCO Partners EXCO After Contribution (1) Production (2) ( Mmcfe/d ) 401 234 Reserves ( Bcfe ) Proved (3) 1,895 983 Midstream Assets $500 $500 EXCO Partners, LP - LP Units - 72 EXCO Partners, LP - GP Units - 3 Capitalization (4) : Cash $ 150 $ 1 39 Bank Debt 1,534 534 7 1/4 % Bonds Total Debt 1,979 979 Preferred Stock 1,992 1,992 Shareholders Equity 1,130 1,130 $ 5,101 $ 4,101 Total Capitalization 445 445

Derivatives Summary – Consolidated EXCO Resources, Inc. As of October 5, 2007 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl Q4 2007 30,428 $8.06 375 $64.08 2008 100,110 8.36 1,095 61.09 2009 73,395 7.90 886 60.68 2010 11,548 7.18 108 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 220,961 2,464 Total M cfe 235,745 $8.14

Operations Review Hal Hickey

Snapshot SEC 12/31/05 total proved reserves, pro forma for the TXOK acquisition using SEC 12/31/05 total proved reserves, plus proved reserves as of the effective date of acquisitions completed during 2006. Winchester reserves based on 6/22/06 NYMEX pricing June 30, 2007 proved reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects Adjusted for disposition of Cement field July 2007 Based upon proved reserves and current net production annualized 10/1/06 10/ 1/07 Average Daily Sales ( Mmcfe/d ) 210 379 Proved Reserves ( Bcfe ) 1,330 (1) 1,895 (2)(3) Reserve Life (4) ( Years ) 17.4 13. 7 Drilling Locations 5,204 8,605 2,747 2,626 Approximate Net Acreage 1,100,500 1,542, 000 Well Count 8,670 10,295 7,273 8,536 Employees 455 592 Rigs Drilling 15 25 Net Gross Number Proved

2006-2007 Acquisition Activity (in thousands) (1) Net of Gulf Coast properties sold to Crimson Exploration, Inc. for $245.4 million in cash and 750,000 shares of Crimson common stock valued at $4.6 million Asset Acquisitions : Effective Dates Values Allocated West Texas properties from private producer April 2006 $ 84,295 East Texas properties from private producer May 2006 50,904 Wyoming properties from private producer August 2006 27,51 9 Appalachia properties from private producer September 2006 49,426 Miscellaneous Various 8,329 Vernon field from Anadarko Petroleum Corp. March 2007 1,493,799 Certain Mid - Continent properties from Anadarko Petroleum Corp. May 2007 500,213 (1) Additional interests in West Texas f ro m private producer October 2007 156 , 600 Corporate acquisitions: ONEOK Entities (TXOK Acquisition, Inc.) February 2006 665,143 Power Gas Marketing & Transmission, Inc. April 200 6 112,970 Winchester Energy Company, Ltd October 2006 1,094,910 Total 2006 - 2007 Acquisitions $ 4, 244 , 108

Management Team

Total consolidated proved reserves(1)(2) = 1,895 Bcfe Total 3P reserves(1)= 4,175 Bcfe EXCO Reserve Base 429.7 Bcfe Proved (23%) 41.0 Mmcfe/d (11%) 997.9 Bcfe Proved (53%) 248.0 Mmcfe/d (65%) 101.3 Bcfe Proved (5%) 17.0 Mmcfe/d (4%) 2.4 Bcfe Proved (< 1%) < 1.0 Mmcfe/d (< 1%) 15.9 Bcfe Proved (1%) 3.0 Mmcfe/d (< 1%) 347.9 Bcfe Proved (18%) 69.0 Mmcfe/d (18%) Note: Total production as of June 30, 2007 was approximately 379 Mmcfe/d; numbers may not add due to rounding June 30, 2007 proved reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects Adjusted for disposition of Cement field July 2007

17 Areas of Operation

Long reserve life and multi-year project inventory across all regions As of June 30, 2007 1) June 30, 2007 proved reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects 2) Reserve life based on proved reserves and noted production 3) Includes drilling and completion, exploitation, operations and other capital; Midstream and IT capital not included East T X / North LA Appalachia Mid - Continent Permian / Rockies Total Reserve s & Well S ummary (1) : Proved R eserves (Bcfe) 997.9 429.7 347.9 119.6 1,895.1 Production (Mmcfe / d) 248 42 68 21 379 Reserve L ife (2) ( Y ears) 11.0 28.0 14.0 15.6 13.7 Well Count ( Gross ) 1,578 6,427 1 ,878 4 12 10,295 Well Count ( Net ) 1 ,177 5,950 1 ,201 2 08 8,536 Acreage, Project s & Budget S ummary: Net A creage ( T housands ) 226 819 301 187 1,542 Drillin g Locations ( T otal / 2007 E) 2,356/169 5,012/230 486/42 75 1/103 8,605/544 Exp loitation Projects ( T otal / 2007 E) 641/39 54/44 222/10 88/4 1,005/97 2007 Drilling and Development (3) Budget ( M illions) $ 308 $ 70 $ 33 $ 32 $ 443 Rigs Drilling 13 5 4 3 25

EXCO 2007 Capital Budget and Drilling Schedule 2007 Capital Budget totals $502.9 Million(1) $MM 402.9 9.4 31.0 48.6 $MM 308.4 70.3 33.0 32.0 48.6 Includes $11 million of IT and other capitalized items 2007 Drilling Locations PUD PROB POSS TOTAL East Texas/North Louisiana 91 46 32 169 Appalachia 187 15 28 230 Mid Continent 15 22 5 42 Permian/Rockies 36 53 14 103 Total 329 136 79 544 14% 7% 10% 7% 62% East TX/North LA Appalachia Mid Continent Permian/Rockies Mid-Stream 6% 2% 10% 82% Drilling and Completion Exploitation Operations and Other Mid-Stream

Corporate Governance Doug Ramsey

Board Composition Experience Average 32 years of collective business experience 10 Member Board 2 inside directors, 8 outside directors High Ownership by Directors 34.1% of common stock and convertible preferred stock (as converted) owned by directors(1) Independence 7 of 8 outside directors are independent Committees Lead Director: Bobby Stillwell Audit: Jeff Benjamin (Chair), Earl Ellis, Bob Niehaus Compensation: Bobby Stillwell (Chair), Jeff Benjamin, Vince Cebula, Earl Ellis, Bob Niehaus, Jeff Serota Nominating and Corporate Governance: Vince Cebula (Chair), Jeff Benjamin, Earl Ellis, Bob Niehaus, Jeff Serota, Bobby Stillwell Includes common stock and convertible preferred stock on an as converted basis held by our directors and their affiliated investment funds

Board Members Independent Directors Jeff Benjamin, 46 Senior Advisor to Apollo Management, LP Vince Cebula, 43 Managing Director, Oaktree Capital Management, L.P. Earl Ellis, 66 Chairman and CEO, Whole Harvest Products Former Managing Partner, Benjamin, Jacobson & Sons, LLC, a NYSE Specialist Firm and former Director of Coda Energy, Inc. Bob Niehaus, 52 Chairman and Managing Partner, Greenhill Capital Partners, LLC Jeff Serota, 41 Managing Director, Ares Management, LLC Rajath Shourie, 33 Managing Director, Oaktree Capital Management, L.P. Bobby Stillwell, 70 General Counsel, BP Capital LP Former Partner of Baker Botts LLP

Board Members Other Outside Director Boone Pickens, 79 Chairman and CEO, BP Capital LP Inside Directors Doug Miller, 60 Chairman and CEO, EXCO Resources, Inc. Former Chairman and CEO of Coda Energy, Inc. Steve Smith, 66 Vice Chairman and President, EXCO Resources, Inc.

Corporate Governance ISS Corporate Governance Quotient (CGQ) at October 1, 2007 Outperform 76.5% of the Russell 3000 Outperform 73.4% of the Energy group Planned Corporate Governance Enhancements Limit on director’s board service to 4 or fewer other public boards Long-term incentive plan will prohibit repricing of options Annual performance reviews to be conducted on directors Director and executive officer stock ownership guidelines to be established Majority of directors will attend ISS accredited director education program Will improve CGQ against Russell 3000 to 97.7% Will improve CGQ against Energy group to 95.3%

EXCO Resources, Inc.

Ownership Table

As of October 8, 2007

Executive	Position	Common Stock Ownership[1]			Preferred Stock Ownership (as converted)[2]	Total Stock Ownership		Options	
		Direct	Affiliated	Total	All Affiliated	Shares	%[3]	Granted	Vested
Doug Miller	Chairman and CEO	4,562,461	0	4,562,461	0	4,562,461	2.2%	1,765,000	1,293,750
Steve Smith	Vice Chairman and President	589,875	0	589,875	0	589,875	0.3%	423,300	297,475
Doug Ramsey	VP and CFO	745,533	0	745,533	0	745,533	0.4%	196,700	132,525
Hal Hickey	VP and COO	258,045	0	258,045	0	258,045	0.1%	196,700	132,525
Mark Wilson	VP, Controller and CAO	36,667	0	36,667	0	36,667	0.0%	55,000	28,750
Lanny Boeing	VP, General Counsel and Secretary	1,700	0	1,700	0	1,700	0.0%	526,200	256,550
Jeff Benjamin	Outside Director	462,003	0	462,003	2,631,578	3,093,581	1.5%	50,000	37,500
Vince Cebula	Outside Director	0	3,200,000	3,200,000	31,578,946	34,778,946	16.6%	50,000	12,500
Earl Ellis	Outside Director	462,003	0	462,003	0	462,003	0.2%	50,000	37,500
Bob Niehaus	Outside Director	0	2,344,482	2,344,482	3,947,366	6,291,848	3.0%	50,000	37,500
Boone Pickens	Outside Director	10,619,100	0	10,619,100	0	10,619,100	5.1%	50,000	37,500
Jeff Serota	Outside Director	0	3,283,333	3,283,333	7,907,234	11,190,567	5.3%	50,000	12,500
Rajath Shourie[4]	Outside Director	0	0	0	0	0	0.0%	50,000	12,500
Bobby Stillwell	Outside Director	27,219	0	27,219	0	27,219	0.0%	50,000	37,500
All officers and directors of EXCO as a group (19 persons)		18,646,150	8,827,815	27,473,965	46,065,124	73,539,089	35.1%	4,050,600	2,660,600

(1) Includes 401(k) holdings of EXCO shares as of June 30, 2007. Includes common stock held by our directors and their affiliated investment funds
(2) Includes convertible preferred stock on an as converted basis held by the affiliated investment funds of our directors
(3) Calculated based on the number of shares of common stock and convertible preferred stock (as converted) outstanding on October 1, 2007
(4) Beneficial ownership by Oaktree funds included in totals for Vince Cebula

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EXCO Resources, Inc.
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Board Compensation Board $25,000 annual retainer in cash or EXCO common stock for non-employee directors Four directors have elected to receive their retainer in common stock One time option grant of 50,000 shares Reasonable out-of-pocket expenses for attendance Committees Audit: Chair - $50,000 per year, Member - $5,000 per year Compensation: Chair - $10,000 per year, Member - $5,000 per year Nominating and Corporate Governance: Chair - $10,000 per year, Member - $5,000 per year All committees consist of independent directors

Management Compensation All cash and/or stock option bonuses are approved by EXCO’s compensation committee prior to being awarded Valued using the difference between the closing price of EXCO on October 1, 2007 and the strike price multiplied by the corresponding number of shares Note: EXCO’s salaries and bonuses paid are typically in the lower half of those paid compared to peers Executive Position Current Base Salary Bonus at 2006 Annualized Rate of 20% (1) No. of Options Granted Value of Options (2) Doug Miller Chairman and CEO $800,000 $160,000 1,765,000 $16,040,250 Steve Smith Vice Chairman and President $600,000 $120,000 423,300 $3,664,589 Doug Ramsey VP and CFO $350,000 $70,000 196,700 $1,621,611 Hal Hickey VP and COO $350,000 $70,000 196,700 $1,621,611 Lanny Boeing VP, General Counsel and Secretary $400,000 $80,000 526,200 $2,292,902 Mark Wilson VP, Controller and CAO $250,000 $50,000 55,000 $335,150 Management Compensation As of October 1, 2007

Stock Options Policy New Hire: Granted on later of board approval or first business day of month following date of hire at closing price. Typically, 10% of base salary in number of shares. Bonus: Past option bonus grants have been made to all employees based on a percentage of their annual income (i.e. 2006 option bonus shares were 10% of base salary) and are issued only after compensation committee approval. Weighted Average Percent of Strike Price Outstanding Shares Per Share Stock Authorized 20,000,000 19.2% Granted 10,261,750 $11.36 9.8% Exercised 455,981 $9.73 0.4% Cancelled 461,200 $11.90 0.4% Net Outstanding 9,344,569 $11.41 8.9% Net Vested 3,478,570 $10.23 3.3% Numbers (As of October 1, 2007)

Employee Benefits EXCO’s officers participate in employee benefit plans including the 401(k) plan and medical, dental, vision, life and disability insurance on the same basis as the rest of EXCO’s employees No pension plan or other executive compensation arrangements No special executive officer severance or change of control benefits. Under EXCO’s severance plan, all employees receive 1 year of base salary if employment is terminated within six months after change of control

Non-GAAP Reconciliations

Non-GAAP Reconciliations Reconciliation of condensed consolidated cash flow from operating activities Years Ended December 31 , Six months ended (Unaudited , in millions ) 2004 2005 2006 June 30, 2007 Net cash provided by (used in ) operations $ 118.5 $ (72.9) $ 227.7 $ 169.1 Net change in wo rking capital (17.8) 19.7 (21.2) 57.7 Cash flow from operations before changes in working capital, non - GAAP measure 100.8 (53.3) 206.4 226.8

EXCO Resources, Inc.

Non-GAAP Reconciliations

Condensed consolidated EBITDA and adjusted EBITDA reconciliations

(Unaudited, in millions)	Years Ended December 31, 2004	2005	2006	Six months ended June 30, 2007
Net income (loss)	$ 6.0	$ 1.2	$ 139.0	$ (4.8)
Interest expense	34.6	46.1	84.9	110.3
Income tax expense (benefit)	5.1	(56.1)	89.4	(1.9)
Depreciation, depletion and amortization	28.5	38.8	135.7	156.5
EBITDA (1)	74.4	30.0	449.0	260.1
Accretion of discount on asset retirement obligations	0.8	0.8	2.0	2.2
Non-cash change in fair value of derivative financial instruments	24.3	92.4	(169.2)	56.8
Commodity price risk management contracts termination expense	-	52.6	-	-
Stock-based compensation expense	-	46.3	6.5	4.4
Equity in net income of TXOK Acquisition, Inc	-	(0.8)	(1.6)	-
Non-recurring Equity Buyout options and other settlements	-	29.6	-	-
Income from discontinued operations	(25.9)	(122.0)	-	-
Adjusted EBITDA (1)	$ 73.5	$ 128.9	$ 286.7	$ 323.5

(1) Earnings before interest, taxes, depreciation, depletion and amortization, or "EBITDA" represents net income adjusted to exclude interest expense, income taxes, depreciation, depletion and amortization. "Adjusted EBITDA" represents EBITDA adjusted to exclude accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivative financial instruments, commodity price risk management contracts termination expense, stock based compensation expense, equity in net income of TXOK Acquisition, Inc., non-recurring Equity Buyout options and other settlements and income from discontinued operations. We have presented Adjusted EBITDA because it is the financial measure that is used in covenant calculations required under our credit agreements and compliance with the liquidity and debt covenants included in these agreements are considered material to us. Our computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others. EBITDA and Adjusted EBITDA are measures that are not prescribed by generally accepted accounting principles, or GAAP. EBITDA and Adjusted EBITDA specifically exclude changes in working capital, capital expenditures and other items that are set forth on a cash flow statement presentation of a company's operating, investing and financing activities. As such, we encourage investors not to use these measures as substitutes for the determination of net income, net cash provided by operating activities or other similar GAAP measures.

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EXCO Resources, Inc.
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